FOR IMMEDIATE RELEASE
March 19, 2018

Investor Contact:
Andrew Slabin
Andrew_Slabin@discovery.com
212-548-5544

Media Contact:
Bill Launder
Bill_Launder@discovery.com
212-548-5693
Discovery Announces Preliminary Results of the Exchange Offers and Consent Solicitations for Scripps Notes
SILVER SPRING, Md. – March 19, 2018 – Discovery, Inc. (“Discovery” or the “Company”) (Nasdaq: DISCA, DISCB, DISCK) announced today that, as of 5:00 p.m., New York City time, on March 16, 2018 (the “Early Participation Date”), the aggregate principal amounts of each series of notes listed in the table below (the “Old Notes”) previously issued by Scripps Networks Interactive, Inc. (“Scripps”), have been validly tendered and not validly withdrawn in connection with Discovery Communications, LLC’s (“DCL”) offers to exchange (the “Exchange Offers”) Old Notes for new senior notes issued by DCL (the “New Notes”), announced by Discovery on March 5, 2018. Concurrently with the Exchange Offers, Scripps is soliciting consents (the “Consent Solicitations”) to amend the indentures governing the Old Notes (the “Scripps Indentures”).

Aggregate Principal Amount Outstanding	Series of Old Scripps Notes to be Exchanged	CUSIP No.	Tenders and Consents Received as of the Early Participation Date	Percentage of Outstanding Principal Amount of Scripps Notes of Such Series
$500,000,000	2.750% Senior Notes due November 15, 2019	811065AB7	$393,392,000	78.68%
$600,000,000	2.800% Senior Notes due June 15, 2020	811065AE1	$541,822,000	90.30%
$400,000,000	3.500% Senior Notes due June 15, 2022	811065AF8	$345,562,000	86.39%
$500,000,000	3.900% Senior Notes due November 15, 2024	811065AC5	$476,725,000	95.35%
$500,000,000	3.950% Senior Notes due June 15, 2025	811065AG6	$488,512,000	97.70%

Based on the results above, Scripps has received the requisite consents from holders of the Old Notes in the Consent Solicitations to amend the Scripps Indentures. As a result, it is expected that we and U.S. Bank National Association (the “Scripps Trustee”) will execute a supplemental indenture to effect the proposed amendments on the settlement date of the Exchange Offers, which we currently expect to be April 3, 2018, the second business day following the expiration of the Exchange Offers. Under the terms of the

Exchange Offers and Consent Solicitations and in accordance with the Scripps Indentures, holders who have previously tendered their Old Notes can no longer validly withdraw those notes from the Exchange Offers, except in certain limited circumstances where additional withdrawal rights may be required by law or otherwise extended by Discovery.
None of the New Notes have been registered under the Securities Act of 1933, as amended (the “Securities Act”) or any state or foreign securities laws. The New Notes are being offered for exchange only (i) to qualified institutional buyers as defined in Rule 144A under the Securities Act (“QIBs”) in reliance on the exemption provided by Section 4(a)(2) of the Securities Act and (ii) outside the United States to persons other than “U.S. persons” in reliance upon Regulation S under the Securities Act. Only holders of Old Notes who have properly completed and returned an eligibility certification certifying that, among other things, they are (i) QIBs within the meaning of Rule 144A under the Securities Act, or (ii) not “U.S. persons” and are outside of the United States within the meaning of Regulation S under the Securities Act, are authorized to participate in the Exchange Offers and Consent Solicitations (as defined below). The holders of Old Notes who have certified that they are eligible to participate in the Exchange Offer pursuant to at least one of the foregoing conditions are referred to herein as “Eligible Holders.”
DCL’s obligation to accept for purchase Old Notes tendered in any of the Exchange Offers is subject to, and conditional upon, the satisfaction or waiver of certain conditions discussed in the Offering Memorandum, which DCL may, at its option and in its sole discretion, waive.
The Exchange Offers are only made, and copies of the Offering Memorandum and Consent Solicitation, dated March 5, 2018 (the “Offering Memorandum”), are only being made available, to a holder of Old Notes who has certified in an eligibility letter certain matters to the Company, including its status as a “qualified institutional buyer” or that it is a person other than a “U.S. person” as such terms are defined under the Securities Act. Note holders who desire a copy of the eligibility letter confirming that they are eligible holders should complete and return the letter of eligibility at the website www.dfking.com/sni or contact D. F. King & Co., Inc., the information agent for the Exchange Offers, at (866) 530-8636 (toll free) or (212) 269-5550 (for banks and brokers only) or by email at sni@dfking.com.
This press release is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell any securities. The Exchange Offers are being made and the New Notes are being offered only to “qualified institutional buyers” and holders outside the United States that are not “U.S. persons” as such terms are defined under the Securities Act. The New Notes have not been registered under the Securities Act or under any state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act, and, accordingly, are subject to significant restrictions on transfer and resale as more fully described in the Offering Memorandum. The Exchange Offers are subject to the terms and conditions set forth in the Offering Memorandum.
About Discovery
Discovery, Inc. (Nasdaq: DISCA, DISCB, DISCK) is a global leader in real life entertainment, serving a passionate audience of superfans around the world with content that inspires, informs and entertains. Discovery delivers over 8,000 hours of original programming each year and has category leadership across deeply loved content genres around the world. Available in 220 countries and territories and 50 languages, Discovery is a platform innovator, reaching viewers on all screens, including TV Everywhere products such as the GO portfolio of apps and Discovery Kids Play; direct-to-consumer streaming services such as Eurosport Player and Motor Trend OnDemand; and digital-first and social content from Group Nine Media. Discovery's portfolio of premium brands includes Discovery Channel, HGTV, Food Network, TLC, Investigation Discovery, Travel Channel, Turbo/Velocity, Animal Planet, and Science Channel, as well as OWN: Oprah Winfrey Network in the U.S., Discovery Kids in Latin America, and Eurosport, the leading provider of locally relevant, premium sports and Home of the Olympic Games across Europe. For more information, please visit corporate.discovery.com and follow @DiscoveryIncTV across social platforms.
Cautionary Statement Concerning Forward-looking Statements
This press release contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that are based on current expectations, forecasts and assumptions that involve risks and uncertainties. Forward-looking statements include statements regarding the Company’s expectations, beliefs, intentions or strategies regarding the future, and can be identified by forward-looking words such as “anticipate,” “believe,” “could,” “continue,” “estimate,” “expect,” “intend,” “may,” “should,” “will” and “would” or similar words. Forward-looking statements in this press release include, without limitation, statements regarding the completion of, and use of proceeds from, the Offering. These statements are based on information available to the Company as of the date hereof, and actual results could differ materially from those stated or implied, due to market conditions, as well as risks and uncertainties associated with the Company’s business, which include the risk factors disclosed in the Company’s Annual Report on Form 10-K filed with the SEC on February 28, 2018. The Company expressly disclaims any obligation or undertaking to update or revise any forward-looking statement contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

3